Investor Presentation

May 2015

Cautionary Statements

Forward-Looking Statements

This presentation contains forward-looking statements that involve certain contingencies and uncertainties. The Company intends these forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," "will" or "continue" or the negative of such terms or other comparable terminology. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. These statements are only predictions. Factors that could materially affect the Company's actual results, levels of activity, performance or achievements include, without limitation, those detailed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 9, 2015. The Company's actual results may be materially different from what it expects. The Company does not undertake any duty to update these forward-looking statements after the date hereof, even though the Company's situation may change in the future. All of the forward-looking statements herein are qualified by these cautionary statements.

We have filed a registration statement (including prospectus) and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the registration statement, the prospectus supplement and other documents we have filed with the SEC for more complete information about us and these offerings. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Non-GAAP Financial Information

This presentation contains information regarding the Company's Adjusted EBITDA, a non-GAAP financial measure. A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") in the United States in the statement of income, balance sheet or statement of cash flows of a company.

Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, stock-based compensation expense, expenses related to business acquisitions and costs to demolish property, plant and equipment. Management believes Adjusted EBITDA facilitates operating performance comparisons from period to period and company to company by eliminating potential differences caused by variations in capital structures (affecting relative interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses), the age and book depreciation of facilities and equipment (affecting relative depreciation expense), non-cash compensation (affecting stock-based compensation expense) and sporadic expenses (including costs of business acquisitions and demolition costs).

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the company.

Introduction to Presenters

Jeffrey S. Schoen

President and Chief Executive Officer, Director

- President and CEO of Orchids since November 2013
- Joined the Orchids Board in February 2007 and served as Chairman from May 2013 to November 2013
- Former Executive VP at Cumberland Swan Holdings, acquired by Berkshire Partners in 2006
- Former VP of Operations at Paragon Trade Brands, Inc., acquired by Tyco in 2002
- Held a number of positions at Kimberly Clark - Infant Care (1985 – 1993)

Keith R. Schroeder

Chief Financial Officer

- CFO of Orchids since 2002
- Former Corporate Finance Director for Kruger Inc.'s tissue operations
- Former Vice President of Finance and Treasurer of Global Tissue (Global was acquired by Kruger)
- Held a number of finance and accounting positions with Cummins Engine Company and Atlas Van Lines
- Certified Public Accountant

Company Overview

Our vision is to be a **customer-focused**, **integrated** national supplier of **private label** tissue products across all quality tiers

Growth Focused



$175
$150
$125
$100
$75
$50
CAGR: 25.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2012
2013
2014PF(1)
Net Sales
Adjusted EBITDA Margin

Market Leading Customers

Full Product Offering



Colortex




Scented!
Virtue
12
MEGA
ROLLS!



Colortex
BIG MOPPER
4 BIG ROLLS



Colortex

(1) Pro Forma for Fabrica transaction as if the transaction had occurred on January 1, 2014.

ORCHIDS Paper Products

Orchids Transformation

July 2005
- Initial Public Offering

February 2011
- Initiated quarterly dividend policy

November 5, 2013
- *Jeffrey Schoen appointed President and CEO*

November 2013
- Initiated manufacturing expansion plan at Pryor to upgrade paper making and converting capabilities

May 2014
- Entered West Coast through acquisition of Fabrica

March 2015
- Successful start up of new paper machine at Pryor
  - Increased paper making capacity from 57,000 to 74,000 tons

April 2015
- Announce plans for Eastern Expansion in South Carolina

May 2015
- Startup of new converting line at Pryor

Transformative investments leading to expanded geographic reach and manufacturing capabilities

Compelling Growth Opportunity

- **Expanding National Position**
  - ✓ Expanding presence and private label penetration in the Southwest U.S. through the Fabrica transaction
  - ✓ Focusing on continued penetration in high growth markets, accelerated by the Southeastern Expansion
- **Capitalizing On Positive Secular Market Trends**
  - ✓ Targeting high growth geographies to augment positive long-term tissue demand trends
  - ✓ Focus on Private Label customers, which are gaining market share at the expense of national brands
- **Broadening Product Capabilities To Drive Customer Growth**
  - ✓ Adding product features that increase addressable markets within premium and ultra-premium
  - ✓ Increasing the versatility of manufacturing capabilities to further superior customer service to retailers
- **Delivering Superior Financial Performance**
  - ✓ Positive net sales and profitability trends due to strategic growth and attractive ROI investments
  - ✓ Commitment to increasing shareholder value through stable dividend growth

Key Investment Highlights

1. Capitalizing on Favorable Industry Trends
2. Ample Opportunity to Grow Share in the Fragmented Tissue Market
3. Versatile Product Capabilities with Low-Cost Platform
4. Established Customer Relationships and Distribution Channels
5. National Supplier of "At-Home" Tissue Products
6. Experienced Management Team Driving Growth
7. Strong Financial Track Record and Dividend Growth

Capitalizing on Favorable Industry Trends

Compound Annual Population Growth(1,2)



y/y %
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.76%
1.04%
0.86%
1.20%
2010 - 2014
2014 - 2020E
US Population Growth
Orchids Target Region

- Demand highly correlated to population growth
- Growth of targeted region set to outpace national population growth

At-Home U.S. Tissue Shipments(3)



Tons (millions)
CAGR: 1.9%
5.2
5.3
5.4
5.5
5.6
2010
2011
2012
2013
2014

- Consumer staple with no substitutes
- Non-discretionary products with a high degree of household penetration

Private Label Tissue Sales(4)



($ in billions)
CAGR: 4.0%
$2.8
$2.9
$3.0
$3.2
$3.3
2010
2011
2012
2013
2014

- Private label tissue segment sales continue to gain market share over nationally branded products

ORCHIDS Paper Products

(1) Source: Census estimates and Weldon Cooper Center for Public Service.
(2) Orchids target region includes Arizona, Arkansas, California, Florida, Georgia, Kansas, Kentucky, Maryland, Missouri, Nevada, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Utah, Virginia, West Virginia.
(3) Source: RISI.
(4) Source: Information Resources Inc. (IRI)

Ample Opportunity to Grow Share in the Fragmented Tissue Market

At-Home U.S. Tissue Capacity(1)



<1% Competitors
Soundview
Irving
Sofidel
Royal
Atlas
Orchids 2%
Kruger 2%
Other 4%
Cascades 4%
Clearwater 6%
First Quality 7%
Kimberly Clark 16%
Proctor & Gamble 27%
Georgia Pacific 32%

Total: 5.5 million tons

Ample Opportunity to Grow Market Share

Parent Roll Capacity Additions(2)



Parent Roll Tons (000s)
CAGR: 2.4%
10,000
8,000
6,000
4,000
2,000
0
8,552
47
351
227
9,176
2014 Tissue Capacity
2015 Additions
2016 Additions
2017 Additions
2017 Tissue Capacity

Vertical Integration Hedges Parent Roll Market Risk

(1) Source: Bognar Enterprises and Company analysis.
(2) Source: RISI and Company analysis regarding timing of additions; excludes projects on hold.

ORCHIDS Paper Products

Versatile Product Capabilities with Low-Cost Platform

- Providing high quality products that support customer brand recognition
- Mexicali facility expands product capabilities into Premium and Ultra-Premium tiers
- Freight advantage in attractive demand regions
- Cost competitive operations due to vertically integrated manufacturing and regional advantages



Orchids Premium Product Mix(1)
Cases Shipped (millions)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.4
7%
93%
CAGR: 16.4%
10.1
38%
62%
2011
2014
Value
Premium / Ultra Premium



Price
Value
Premium
Ultra-Premium
Quality

Value	Premium	Ultra-Premium
• Lower content • Recycled fiber • Economy Price	• Virgin or recycled fiber • National brand equivalent – Angel Soft / Sparkle • High product quality	• Virgin fiber • National brand equivalent • Superior product quality • Unique, recognizable emboss pattern

(1) Premium and ultra-premium tier products as a percentage of total cases shipped.

Established Customer Relationships and Distribution Channels

- ✓ Strong relationships with market-leading customers
- ✓ Shift towards discount retailers
- ✓ Dollar and variety stores sales have grown at an annual rate of 4.8% from 2013-2018[1]
- ✓ Greater shift towards premium and ultra-premium tiers with grocers and mass merchandisers

Attractive Distribution Channels

Grocery	Discount / Mass Merchandisers	Dollar Stores

ALDI · H-E-B · Food 4 Less · Big Saver Foods · Walmart · Dollar General · 99¢ only stores · Family Dollar · Dollar Tree · Fred's

(1) Source: IBISWorld.

ORCHIDS Paper Products

National Supplier of "At-Home" Tissue Products



Pryor,
Oklahoma
Mexicali,
Baja California
Barnwell,
South Carolina
Distribution locations

Expansion allows us to pursue national customers as well as branch into new retail channels

ORCHIDS Paper Products

Low-Cost Flexible Manufacturing

- Production of high quality tissue products with short production times across all quality tiers
- Vertically integrated facilities contributes to competitive position in the marketplace
- Able to use both virgin and recycled fibers to control costs
- Proximity to target distribution centers reduces overall freight cost to customers

(Tons)

	Pryor, Oklahoma	Mexicali, Baja California	Barnwell, South Carolina
Converting Capacity	82,500	19,800	30,000 – 32,000
Paper Capacity	74,000	19,800	35,000 – 40,000
Integration (1)	**111%**	**100%**	**75% - 91%**

Pryor, Oklahoma:
- ✓ Invested over $165 million to upgrade capabilities
- ✓ Serves U.S. South Central

Mexicali, Baja California:
- ✓ Access to Fabrica 165,000 ton integrated facility
- ✓ Ability to support West coast growth

Barnwell, South Carolina:
- ✓ Integrated facility to support customers and expansion in Southeast

(1) Integration calculated as converting capacity divided by paper making capacity.

Orchids Capacity Growth



Converting Capacity Tons (000s)
150
125
100
75
50
25
0
CAGR: 30%
90
13
15
15
132
Startup Line 9
Pryor, OK
Startup Line 1
Barnwell, SC
Startup Line 2
Barnwell, SC
Q1'15
Q2'15
Q4'15
Q2'16
Total

Integration[(1)]	117%	110%	126%	142%	**103%**
Parent Rolls	76,800	93,800	93,800	93,800	**128,800**

Q1'15 – Startup Paper Machine 5
Pryor, OK

Q1'17 – Startup Paper Machine 1
Barnwell, SC

Note: Barnwell capacity additions conservatively forecasted at the minimum of expected range.
(1) Integration defined as converting capacity divided by paper making capacity.

Experienced Management Team Driving Growth

President & CEO
Jeff Schoen

- **CFO** Keith Schroeder
- **V.P. Operations**
- **V.P. Sales & Marketing**
- **Director Engineering & Reliability**
- **HR Director**
- **Technical Director**

Board of Directors

Steven R. Berlin Chairman December 2005	Former Vice President of Kaiser-Francis Oil Company from 2004 to 2006, and the Vice President and Chief Financial Officer of Kaiser-Francis Oil Company from 1999 to 2004
Mario Armando Garcia Franco June 2014	Co-founder of Fabrica de Papel San Francisco, S.A. de C.V. and joined the Orchids Paper Products Board in June 2014. Largest current shareholder of Orchids
John C. Guttilla April 2005	Served as a principal and director in the financial services department of the public accounting firm of Rotenberg Meril Solomon Bertinger & Guttilla, P.C.
Doug E. Hailey June 2005	Served as the Chairman of the Board from June 2005 to June 2007. He currently serves as a Managing Director of the Investment Banking Division of Taglich Brothers, Inc.
Elaine MacDonald May 2013	Senior executive leadership experience in sales and marketing at Paragon Trade Brands and Cumberland Swan.
Mark H. Ravich February 2013	Served as an account officer at Citibank N.A. and as a developer of commercial real estate
Jeffrey S. Schoen February 2007	President and Chief Executive Officer of Orchids Paper Products. Joined the Board in February 2007 and served as Chairman from May 2013 to November 2013

Financial Summary

Strong Financial Track Record

Net Sales by Product ($Millions)


$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
CAGR: 14.2%
$92.5
18.4
74.1
$97.8
15.9
81.9
$100.8
10.3
90.5
$116.4
6.8
109.6
$157.4
4.3
153.1
2010
2011
2012
2013
2014PF(1)
Converted Product
Parent Rolls

	Tons Produced					CAGR
Converted Product	35,228	39,735	46,441	52,163	63,593	15.9%
Parent Rolls	55,765	56,145	56,775	57,734	68,023	5.1%
Integration[2]	**63%**	**71%**	**82%**	**90%**	**94%**	

(1) Pro Forma for Fabrica transaction as if the transaction had occurred on January 1, 2014.
(2) Integration defined as converting volume divided by paper making volume.

Strong Financial Track Record (Cont'd)

Adjusted EBITDA ($Millions)



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
CAGR: 18.0%
$15.5
$16.5
$21.7
$26.5
$30.0
16.7%
16.9%
21.5%
22.8%
19.0%
2010
2011
2012
2013
2014PF (1)
Adjusted EBITDA(1,2)
Adjusted EBITDA as a % of net sales(1,2)

Additional Potential EBITDA

- **$6 million:** Recent upgrade to the Pryor paper making operations expected to result in annual increase in EBITDA while improving manufacturing flexibility
- **$2.2 million:** Paper Machine startup costs in 2014 related to parent roll purchases, lower cost absorption and lost parent roll sales
- Additional converting capacity of 12,500 tons per year commencing operation in Q2'15

(1) Pro Forma for Fabrica transaction as if the transaction had occurred on January 1, 2014.
(2) See appendix for Adjusted EBITDA reconciliation.

Capital Investments Drive Growth

Net Sales & Capital Investments ($Millions)



$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$46.9
$57.7
$60.2
$74.6
$90.2
$96.0
$92.5
$97.8
$100.8
$116.4
$157.4
Paper Machine 4 Investment
Automation, Converting Line & Warehouse
Converting Line 9 & Paper Machine 5
$62.5
$36.7
$4.7
$18.5
$18.1
$1.8
$6.9
$15.7
$26.8
$5.5
$6.8
$12.2
$25.8
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Capital Expenditures (1)
Fabrica Investment (2)
Net Sales

ORCHIDS Paper Products

(1) Cash purchases of Property, Plant and Equipment.
(2) Based on a $36.7 million purchase price of $16.7 million in cash and $20.0 million of common stock.

Return On Invested Capital and Free Cash Flow(1,2)



Dollars ($Millions)
Return from Pryor capital investment not yet reflected in ROIC
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$9.7
$12.6
$18.9
$22.0
$28.0
7.4%
7.7%
10.3%
13.4%
11.1%
2010
2011
2012
2013
2014PF(3)
Free Cash Flow
Adjusted ROIC

Net Leverage(4)	1.8x	0.8x	0.5x	0.3x	1.2x

(1) Return on Invested Capital (ROIC) is defined as (Net Income + Interest Expense)/(Stockholders' Equity – Intangible Assets - Goodwill + Debt – Excess Cash); Excess Cash defined as (Cash - $5 million).
(2) Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures; See appendix for Adjusted EBITDA reconciliation.
(3) Pro forma for Fabrica transaction as if the transaction had occurred on January 1, 2014.
(4) Net Leverage defined as Net Debt divided by Adjusted EBITDA.

ORCHIDS Paper Products

Consistent Dividend Growth

Quarterly Dividend / Share



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.10 $0.10 $0.10 $0.20 $0.20 $0.20 $0.20 $0.25 $0.30 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35
FQ1'11 FQ2'11 FQ3'11 FQ4'11 FQ1'12 FQ2'12 FQ3'12 FQ4'12 FQ1'13 FQ2'13 FQ3'13 FQ4'13 FQ1'14 FQ2'14 FQ3'14 FQ4'14 FQ1'15

Recent Developments – Press Release (4/20/15)

- Announced plans to build an integrated tissue paper facility in Barnwell, SC
  - Includes a 35k-40k ton per year paper machine and two converting lines
  - Ramp up through 2015 and full operation by beginning of 2017
  - Total expected investment of $110-$127 million to be financed through a combination of bank debt, the proceeds from this offering and cash from operations
- Authorized a quarterly cash dividend of $0.35 per outstanding share of the Company's common stock, to be paid on May 18, 2015 to stockholders of record at close of business on May 4, 2015
- Net sales increased $9.7 million, or 35%, to $37.4 million, compared with $27.8 million in the same period of 2014.
- Adjusted net income for the first quarter of 2015 was $1.4 million, compared with $2.8 million of net income in the same period of 2014
- Adjusted diluted net income per share for the first quarter of 2015 was $0.16 per diluted share compared with $0.34 per diluted share in 2014

Appendix

Balance Sheet (12/31/14)

Assets		Liabilities and Shareholders' Equity	
Cash	$ 1,021	Bank Overdrafts	$ 1,706
Accounts Receivable, Net	9,121	Accounts Payable	11,391
Inventories, Net	9,650	Accrued Liabilities	3,747
Income Taxes Receivable	634	Total Debt	36,362
Prepaid Expenses	1,285	Deferred Income Taxes	17,020
Receivable from Related Party	1,086	Total Stockholders' Equity	100,513
VAT Receivable	1,734	**Total Liabilities and Stockholders' Equity**	**$ 170,739**
Other Current Assets	887		
Deferred Income Taxes	614		
Net Property, Plant, and Equipment	119,720		
Intangible Assets and Goodwill	24,797		
Deferred Debt Issuance Costs	190		
Total Assets	**$ 170,739**		

Solid Balance Sheet, Low Leverage

- Entered into new credit facility in June 2014:
  - The $75 million facility includes a $45 million revolving credit line due June 2019 and a $30 million term loan due June 2020
- Leverage Ratio (12/31/14): 1.2x

Income Statement & Adjusted EBITDA Reconciliation

	Year Ended December 31,					
	2010	2011	2012	2013	2014 (Actual)	2014 (Pro Forma)
Converted Product Net Sales	$ 74,078	$ 81,949	$ 90,505	$ 109,611	$ 138,382	$ 153,059
Parent Roll Net Sales	18,426	15,894	10,314	6,763	4,342	4,342
Net Sales	**92,504**	**97,843**	**100,819**	**116,374**	**142,724**	**157,401**
Cost of Sales	76,752	81,886	78,253	88,494	115,985	128,265
Gross Profit	15,752	15,957	22,566	27,880	26,739	29,136
Selling, General, and Administrative Expenses	6,618	6,810	8,456	9,471	11,675	10,338
Intangibles Amortization	-	-	-	-	753	1,293
Operating Income	9,134	9,147	14,110	18,409	14,311	17,505
Interest Expense	934	647	407	371	271	641
Other (Income) Expense, Net	(65)	(42)	302	(173)	181	181
Income Before Income Taxes	8,265	8,542	13,401	18,211	13,859	16,683
Provision for Income Taxes	2,351	2,344	4,144	4,892	4,394	5,289
Net Income	**$ 5,914**	**$ 6,198**	**$ 9,257**	**$ 13,319**	**$ 9,465**	**$ 11,394**[1]
Plus: Interest Expense, Net	934	647	407	371	271	641
Plus: Income Tax (Benefit) Expense	2,351	2,344	4,144	4,892	4,394	5,289
Plus: Depreciation and Amortization	5,693	7,052	7,541	7,613	9,689	10,379
Plus: Stock-Based Compensation	562	290	346	346	1,879	1,879
Plus: Acquisition / Demolition Costs	-	-	-	-	1,972	400
Adjusted EBITDA	**$ 15,454**	**$ 16,531**	**$ 21,695**	**$ 26,541**	**$ 27,670**	**$ 29,982**
% of Net Sales	16.7%	16.9%	21.5%	22.8%	19.4%	19.0%

(1) Reflective of acquisition costs which are deducted from SG&A.

ORCHIDS Paper Products